Exhibit 99.1

Clearday Inc. Enters Into Agreement With Invento Research Inc. and Schedules Demonstration

Clearday brings automation to healthcare through robots

SAN ANTONIO, Texas Nov. 12, 2021 /PRNewswire/ — Clearday, Inc. (OTCQB: CLRD) today announced a Joint venture with Invento Research Inc., an ISO 9001:2015 certified company, to bring the latest robotic technology to the senior care world. Together, the two companies are developing and deploying “Mitra”, a trusted companion, with proprietary uses that encourage patient engagement and enhances and empowers care workers with abundant convenience. Mitra will soon be launched to support non-acute care markets, including deployment in Clearday residential communities, and in the home markets with Clearday at Home to better enable older Americans to age-in-place.

James Walesa CEO of Clearday stated, “Our work with Invento is developing a trusted companion that provides fun and engaging content for older Americans while also supporting, and protecting, their care givers. Mitra is developing routines that enable care workers to safely, efficiently, and effectively provide more and better care. Perhaps most importantly, Mitra provides these services in a fun, entertaining and engaging way – our residents are not intimidated by the technology, they quickly embrace and enjoy it. We believe this is the beginning of merging robotic technology and personal care and engagement to improve the quality of life for all patients.”

“We introduced Mitra to the seniors at our Primrose Adult daycare facility in San Antonio, Texas on Veterans Day,” continued Mr. Walesa. “We demonstrated how Mitra uses the power of voice, vision, machine learning and onboard devices to deliver quality and engaging care. We will soon be launching Mitra in each of our facilities and partnering with other locations so that Mitra can provide a better care experience for even more people.”

“We are pleased to be working with Clearday,” said Balaji Viswanathan, co-founder and CEO of Invento Research Inc. He added, “We are looking forward to combining our well established expertise in robotic technology with Clearday’s extensive work in senior care to provide the strongest and friendliest support for older Americans that choose to age in place.”

About Clearday™

Clearday™ is an innovative non-acute longevity health care services company with a modern, hopeful vision for making high quality care options more accessible, affordable, and empowering for older Americans and those who love and care for them. Clearday has decade-long experience in non-acute longevity care through its subsidiary Memory Care America, which operates highly rated residential memory care communities in four U.S. states. Clearday at Home – its digital service – brings Clearday to the intersection of telehealth, Software-as-a-Service (SaaS), and subscription-based content.

Learn more about Clearday at www.myclearday.com.
Learn more about Clearday at Home at www.cleardayathome.com.
Learn more about Clearday Clubs at clubs.myclearday.com.
Learn more about the Clearday Network at https://business.cleardayathome.com

Learn more about Invento Research Inc. at https://mitrarobot.com

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory,” “focus,” “work to,” “attempt,” “pursue,” or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances and are not guarantees of future performance. Actual results may differ materially from those indicated by forward-looking statements as a result of various factors, risks and uncertainties. These forward-looking statements should not be relied upon as representing Clearday’s views as of any date subsequent to the date hereof. Except as required by applicable law, Clearday undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations
Andrew Barwicki
516-662-9461 / andrew@barwicki.com